                                                                   Exhibit 10.27


                             TERMINATION AGREEMENT


         This is a Termination Agreement between Legacy Software, Inc. ("Legacy") and IBM Corporation ("IBM").

         WHEREAS, IBM and Legacy previously entered into a DA Development and Licensing Agreement dated November 16, 1995 (the "DA Agreement"); and

         WHEREAS, IBM and Legacy mutually desire to terminate the DA Agreement on the terms set forth herein.

         NOW, THEREFORE, in full and complete consideration of the mutual promises, covenants, obligations and recitals set forth herein, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

         1. RETRACTION. Upon execution hereof, that certain letter dated October 31, 1996 from IBM to Dr. Ariella J. Lehrer at Legacy is retracted, and is confirmed not to have been a correct statement of IBM's position.

         2. TERMINATION. The DA Agreement is terminated by mutual agreement of the parties, effective December ___, 1996; provided, however, that the provisions of Sections 13.3, 14.2, 16.0, 18.4, 18.8, 18.12 and 18.13 of the
DA Agreement shall continue in effect; and provided further that, by way of clarification, the foregoing Section 18.4 shall apply only to matters relating to the DA Agreement.

         3. REIMBURSEMENT OF PAYMENTS TO IBM. In the event Legacy enters into any activity or agreement with any third party such that Legacy receives royalties for the sale or distribution of Legacy's DA product, Legacy agrees to pay IBM such royalties up to and including the sum of $400,000.

         4. NOTICE AND PAYMENT. Legacy will provide IBM prompt written notice of any activity or agreement for which reimbursement payment(s) to IBM may be due under this Termination Agreement. All reimbursement payments to IBM hereunder shall be due to IBM thirty (30) days after the date on which Legacy receives payment of royalties from which reimbursement payments are to be made to IBM. Such payments shall be payable to the IBM Corporation and sent to:

                 IBM Corporation
                 Attn:  Jim Highsmith
                 P.O. Box 2150
                 Atlanta, GA 30301-2150


         5. CONTROLLING LAW. This Termination Agreement shall be governed by and construed under and in accordance with the internal laws, and not the laws of conflicts, of the State of California.

         6. BINDING AGREEMENT. This Termination Agreement shall be binding upon the parties hereto as well as upon any successors and/or assignees of the parties hereto.

         7. ENTIRE AGREEMENT AND SUBSEQUENT MODIFICATION. This Termination Agreement constitutes the entire agreement of the parties and supersedes all prior or contemporaneous agreements, discussions or representations, oral or written, with respect to the subject matter hereof, and each of the parties hereto states that it has read the same, and understands the legal obligations created hereby. No modification or amendment of this Termination Agreement shall be valid unless made in writing and signed by or on behalf of each party hereto.

         8. CAPTIONS AND INTERPRETATIONS. Paragraph titles or captions contained herein are inserted as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this letter agreement or any provision hereof.

         9. COUNTERPARTS. This letter agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be executed by their respective authorized representatives.


INTERNATIONAL BUSINESS                         LEGACY SOFTWARE, INC.
MACHINES CORPORATION


By:  /s/ James M. Ebetino                  By:  /s/ Ariella J. Lehrer
     ------------------------------        --------------------------------
                                                Ariella J. Lehrer, Ph.D.

Title:  Division Counsel                   Title:  President and CEO
        ---------------------------                ------------------------

Date:   2/20/97                            Date:   2/10/97
        ---------------------------                ------------------------